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            THIRD AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT

            This THIRD AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of August 11, 1999 is among ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), NORDSTROM NATIONAL CREDIT BANK, a national banking association (the "Transferor"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (collectively, the "Bank Investors" and each a "Bank Investor"), and BANK OF AMERICA, N.A. as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor.

                          PRELIMINARY STATEMENTS:

      1. The Company, the Transferor, the Bank Investors, and the Agent have entered into a Transfer and Administration Agreement dated as of August 14, 1996, as amended by the First Amendment thereto, dated as of August 19, 1997, as amended by the Second Amendment thereto, dated as of July 6, 1998 (capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the "Agreement").

      2. The Transferor has requested certain amendments to the Transfer and Administration Agreement.

      3. The Company is, on the terms and conditions stated below, willing to grant such requests of the Transferor.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Amendments to the Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Transfer and Administration Agreement is hereby amended as follows:

            In Section 1.1 of the Agreement, the definition of "Commitment Termination Date" shall be amended such that the reference to the date appearing in such definition shall be amended to read "August 10, 2000.";

            Section 2. Conditions to Effectiveness. This Amendment shall become effective when the Company has executed this Amendment and has received counterparts of this Amendment executed by the Transferor, the Collection Agent, the Bank Investors, and the Agent.

            Section 3.     Representations and Warranties.






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            (a)    Authority. The Transferor has the requisite corporate
power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Agreement (as modified hereby). The execution, delivery and performance by the Transferor of this Amendment and the performance of the Agreement (as modified hereby) have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

            (b) Enforceability. This Amendment has been duly executed and delivered by the Transferor. This Amendment (as modified hereby) is the legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, and is in full force and effect.

            (c) Representations and Warranties. The representations and warranties contained in the Agreement (other than any such representations or warranties that, by their terms, are specifically of the Transferor made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

            (d) No Termination Event. No event has occurred and is continuing that constitutes a Termination Event.

            Section 4. Reference to and Effect on the Transfer and Administration Agreement.

            (a) Except as specifically amended and modified above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Amendment shall not operate as waiver of any right, power or remedy of the Company under the Agreement, nor constitute a waiver of any provision of the Agreement.

            Section 5. Execution in Counterparts. This amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            Section 6. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided, however, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.







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            Section 7.     Governing Law.  THIS AMENDMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

            Section 8. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.




































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            IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     ENTERPRISE FUNDING CORPORATION,
                                     as Company
                                     By: /s/               Kevin P. Burns
                                        ---------------------------------
                                     Name:  Kevin P. Burns
                                     Title: Vice President

                                     NORDSTROM NATIONAL CREDIT BANK,
                                     as Transferor
                                     By: /s/                 Kevin Knight
                                        ---------------------------------
                                     Name:  Kevin Knight
                                     Title: Chairman/CEO

                                     BANK OF AMERICA, N.A.,
                                     as Agent and Bank Investor
                                     By: /s/                Elliott Lemon
                                        ---------------------------------
                                     Name:  Elliott Lemon
                                     Title: Vice President

                                     MORGAN GUARANTY TRUST COMPANY OF NEW
                                     YORK
                                     as Bank Investor
                                     By: /s/             Robert Bottamedi
                                        ---------------------------------
                                     Name:  Robert Bottamedi
                                     Title: Vice President















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